SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 17, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                      01-13612                02-0398678
 ----------------------------          -----------            ----------------
 (State or other jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                    ----------------------------------------
                    (Address of principal executive offices)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On December 17, 2004, Congoleum Corporation (the "Company") issued a press release announcing that the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") has approved the Company's First Modified Disclosure Statement (the "Disclosure Statement") and the voting procedures for its Fourth Modified Joint Plan of Reorganization (the "Plan") following a hearing held on December 9, 2004. The Bankruptcy Court has scheduled a hearing on confirmation of the Plan on March 24, 2005. Pursuant to the approved voting procedures, the Company expects to commence the distribution of voting materials and solicitation of acceptances of the Plan by late December or early January, and to have the voting results tabulated by late February, 2005.

Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on the Company's expectations, as of the date of this report, of future events, and the Company undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although the Company believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. Factors that could cause or contribute to the Company's actual results differing from its expectations include those factors discussed in the Company's other filings with the Securities and Exchange Commission, including in the section of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors That May Affect Future Results."


ITEM 9.01 EXHIBITS

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  EXHIBIT NO.                           DESCRIPTION
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      99.1      Press release, dated December 17, 2004.
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                First Modified Disclosure Statement with Respect to the Fourth
                Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporations, et al., dated as of
      99.2      November 12, 2004 and the Exhibits Thereto.
--------------------------------------------------------------------------------

                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 22, 2004                Congoleum Corporation


                                       By:  /s/ Howard N. Feist III
                                            ---------------------------------
                                       Name:    Howard N. Feist III
                                       Title:   Chief Financial Officer


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